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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K



                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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Date of Report (Date of earliest event reported): January 18, 2002



                               SL INDUSTRIES, INC.
               (Exact name of issuer as specified in its charter)



New Jersey                            1-4987             21-0682685
(STATE OR OTHER JURISDICTION OF       (COMMISSION        (I.R.S. EMPLOYER
 INCORPORATION OR ORGANIZATION)        FILE NUMBER)       IDENTIFICATION NUMBER)



                         520 Fellowship Road, Suite A114
                         Mount Laurel, New Jersey 08054
              (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES AND ZIP CODE)


                                 (856) 727-1500
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)


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ITEM 5. OTHER EVENTS.

        As described in the Company's Current Report on Form 8-K submitted for filing with the Securities and Exchange Commission on January 18, 2002 (and deemed filed on January 22, 2002), the Company has established a trust holding funds in an amount sufficient to enable it to meet its payment obligations, should they mature, under the Change-in-Control Agreements with its three executive officers as described therein.

        A copy of the trust agreement appears as Exhibit 99 to this Report. The
Exhibit is incorporated herein by reference.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c)     The following is filed as an Exhibit to this Report:

Exhibit Number     Description
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
     99            Executive Change in Control Rabbi Trust Agreement dated
                   January 18, 2002.


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                                    SIGNATURE


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, in the Township of Mount Laurel, State of New Jersey, on the 23rd day of January, 2002.


                                    SL INDUSTRIES, INC.


                                    By: /s/ Owen Farren
                                       ----------------------------------------
                                        Owen Farren
                                        President and Chief Executive Officer


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                                  EXHIBIT INDEX



Exhibit Number      Description
--------------      -----------
      99            Executive Change in Control Rabbi Trust Agreement dated
                    January 18, 2002.